Exhibit 10.16

REAL ESTATE ACQUISITION AGREEMENT

THIS REAL ESTATE ACQUISITION AGREEMENT the (“Agreement”) is dated the 5th day of December, 2013, by and between IBG ADRIATICA HOLDINGS, INC., hereinafter referred to as “Seller”, and HIMALAYAN VENTURES, L.P., hereinafter collectively referred to as “Buyer”.

WITNESSETH:

For and in consideration of the mutual covenants hereinafter contained, the parties agree as follows:

1. Sale Agreement. Seller hereby agrees to sell, and Buyer hereby agrees to purchase, upon the terms hereinafter stated, the real property described as Exhibit “A” on the last page attached hereto (the “Property”).

Seller hereby acknowledges receipt of the sum of $50.00 cash (the “Option Consideration”) from Purchaser, as consideration for execution of this Agreement by Seller. If the purchase and sale of the Property is consummated pursuant to this Agreement, the Option Consideration shall be applied toward the cash portion of the Purchase Price (as hereinafter defined) paid by Purchaser. If this Agreement is terminated pursuant to a default by Seller hereunder, the Option Consideration shall be immediately returned by Seller to Purchaser. If this Agreement is terminated for any reason other than a default by Seller hereunder, Seller shall be entitled to retain the Option Consideration.

2. Purchase Price. Subject to the adjustments and pro-rations hereinafter described, the total purchase price to be paid for the Property shall be TWO MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,900,000.00), and shall be apportioned as follows:

(a)	Purchase Price to be paid for the part of the Property commonly known as MedPark II Mixed Use:	$1,000,000
(b)	Purchase Price to be paid for that portion of the Property commonly known as Villa Lots (residential):	1,900,000

	Total Purchase Price	$2,900,000

2.1 Cash Closing. The entirety of the purchase price shall be paid in cash (by wired funds or certified funds satisfactory to Escrow Agent for the purposes of making an immediate funding thereof) at closing.

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3. Inspection Period and Contingency. Seller agrees to permit Buyer and its representatives for a period of three (3) days from the date hereof (the “Inspection Period”) to have access to the Property to, at Buyer’s sole expense, perform such geological, soil tests, engineering studies and other tests as Buyer shall require. Upon completion of such inspections and tests, Buyer shall, at its sole expense, cause the Property to be restored to its previous condition, and Buyer shall indemnify and hold Seller and its agents harmless of and from all claims which may be asserted against Seller or its agents and from all damages arising from such entry. During this period, Buyer shall determine to its satisfaction whether the Property is satisfactory for the construction thereon of Buyer’s proposed construction.

In order to assist Buyer in making this determination, Seller agrees to provide to Buyer, within one (1) day from the date of this Agreement, copies of all surveys, engineering reports, development studies, soil reports, and environmental assessments in Seller’s possession, if any, which Seller has obtained for the Property; provided, however, such materials shall be provided to Buyer as a convenience only, and Seller makes no representation or warranty as to the accuracy thereof or anything contained therein. Should Buyer discover evidence of Hazardous Materials on the Property which would make the Property unsuitable for Buyer’s proposed construction on the Property, Buyer shall, prior to the expiration of the Inspection Period, deliver to Seller written notice of such discovery. Upon receipt of such written notice, Seller shall, within three (3) days from the date of the Agreement, either (i) remove the Hazardous Materials from the Property to the reasonable satisfaction of Buyer, or (ii) deliver written notice to Buyer that Seller will not remove the Hazardous Materials from the Property. In the event that either (i) Seller’s efforts to remove the Hazardous Materials are not reasonably acceptable to Buyer, or (ii) Seller, in accordance with the preceding sentence, delivers written notice to Buyer that it will not remove the Hazardous Materials from the Property, Buyer shall have the right to terminate this Agreement by, within ten (10) days from the date of this Agreement, delivering to Seller a written notice of termination. Buyer shall have no right to terminate this Agreement under this Paragraph 3 for any reason other than as set forth above. Notwithstanding anything in this Paragraph 3 to the contrary, in the event Buyer fails, for any reason, to send a written notice of termination to Seller prior to the expiration of the Inspection Period, Buyer agrees that it should be conclusively presumed that the Property is suitable for Buyer’s proposed construction, that all conditions to closing set forth in this Paragraph 3 have been satisfied, and Buyer shall have no further right to terminate this Agreement pursuant to the provisions of this Paragraph 3.

4. Title. Seller shall, within three (3) days after the date hereof, or such longer period of time as may be required in the preparation thereof, provide to Buyer a commitment (hereinafter referred to as the “Commitment”) for an Owner’s Title Policy covering the Property in the form promulgated by the State Board of Insurance of the State of Texas. The Commitment covering the Property shall be in the amount of the purchase price and shall be accompanied by copies of all instruments creating any exceptions, including easements, restrictions, reservations, rights of way or other conditions, if any, affecting the Property. Seller shall cause the Escrow Agent to issue an Owner’s Title Policy in the form Promulgated by the State Board of Insurance of the State of Texas and in the amount aforesaid, based upon the Commitment covering the Property to Buyer at closing, which Owner’s Title Policy shall be subject to the standard printed exceptions and the Permitted Exceptions, as that term is hereinafter defined. Seller and Buyer shall each pay for one-half ( 1⁄2) of the cost of said Commitment and Policy, except and excluding any and all costs associated with the deletion of the “survey exception”, which shall be paid for solely by Buyer.

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4.1 Title of Record. As used herein, title shall be indefeasible, as that term is defined by the current title standards in use in the State of Texas, free and clear of all liens and encumbrances, except interest in the oil, gas and other minerals lying in and under the Property and the other Permitted Encumbrances.

4.2 Objections to Title of Record. Within three (3) days after receipt of the Commitment, Buyer shall furnish to Seller written notification of any objections to or defects in the Title of Record. Any matter reflected on the Commitment to which Buyer does not give Seller written notice of objection within said three (3) day period shall be deemed a Permitted Exception, as that term is used herein. Seller shall have the right, but not the obligation, to cure Buyer’s objections to defects in the title prior to closing. In the event such defects are not cured by such date, Buyer shall have the option to (i) terminate this Agreement by giving notice to Seller prior to closing, or (ii) waive the defects and close, in which event the matter made the basis of such objection shall constitute a Permitted Exception.

5. Plat and Survey. Within three (3) days after the date hereof, Buyer shall have ordered and received a current survey of the Property (the “Survey”) which shall have been prepared by and certified by a registered professional engineer or land surveyor, which survey shall be in a form satisfactory to the Escrow Agent such that the survey exception will be removed from the title insurance policy delivered at closing; provided, however, Buyer agrees to pay the additional title insurance premium charged by Escrow Agent in connection therewith should Buyer elect to have the exception removed from the policy. The metes and bounds description for the Property as prepared by the surveyor in connection with the Survey shall be substituted for the description of the Property shown as Exhibit “A” attached hereto, and used in the Special Warranty Deed (the “Deed”) to be delivered at closing. Within three (3) days after receipt of the Survey, Buyer shall furnish to Seller written notice of any objections to the Survey. Any matter reflected on the Survey to which Buyer does not give Seller written notice of objection within said three (3) day period shall be deemed a Permitted Exception. Seller shall have the right, but not the obligation, to cure Buyer’s objections to the Survey prior to closing. In the event such defects are not cured by such date, Buyer shall have the option to (i) terminate this Agreement by giving notice to Seller prior to closing, or (ii) waive its survey objections and close. Buyer shall pay for the total cost of the Survey.

6. Representations and Warranties.

6.1 Seller’s Representations and Warranties. The Seller represents and warrants to the Buyer that this Agreement has been duly executed and delivered by the Seller, and is a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

The foregoing warranties are specifically limited to the actual, current knowledge of the Seller, without inquiry, as of this date, and as such, do not extend to matters unknown to Seller.

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6.2 Buyer’s Representations and Warranties. The Buyer represents and warrants to the Seller that this Agreement has been duly executed and delivered by the Buyer, that all corporate formalities necessary for Buyer’s execution, delivery and performance of this Agreement have occurred, and that this Agreement is a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

7. Closing. Buyer and Seller agree that the purchase will be consummated as follows:

7.1 Closing Date. Closing documents will be executed by Buyer and Seller in the offices of the Escrow Agent on December 13, 2013, unless the parties mutually agree to a different place and/or date in writing. The exact time for closing shall be established by agreement between the parties and in the absence thereof shall be held at 10:00 a.m. However, the effective time and date for Closing, and the time and date at which title to the Property shall be transferred from Seller to Buyer shall be midnight on December 31, 2013 (the “Closing Date”).

7.2 Transfer of Title. Seller agrees to convey title to the Property to Buyer by special warranty deed on the Closing Date.

7.3 Payments at Closing. At closing, Buyer shall pay Seller the entirety of the purchase price required under paragraph 2.2.

7.4 Possession. Exclusive possession of the Property shall be given to Buyer on the Closing Date.

7.5 Real Property Taxes. All past due property taxes and special assessments for calendar year 2013 and all prior years, if any, shall be paid by Seller. The property taxes on the Property and installments for special assessments for the calendar year 2014 and all subsequent years will be the responsibility of, and paid for by, Buyer.

7.6 Closing Costs. Seller shall pay the following costs: Seller’s attorney’s fees, one-half ( 1⁄2) of the fee charged by the Escrow Agent to close the transaction, and one-half ( 1⁄2) of the title insurance premium (excluding the additional premium for deletion of the “survey exception”, if required by Buyer, which shall be paid for solely by Buyer). Buyer shall pay the following costs: Buyer’s attorney’s fees, any abstracting costs incurred, one-half ( 1⁄2) of the title insurance premium (plus all of the additional premium for deletion of the “survey exception”, if required by Buyer), the survey cost, all costs associated with platting the Property, the costs of all testing done on the Property, the recording cost for the deed, and one-half ( 1⁄2) of the fee charged by the Escrow Agent to close the transaction.

8. Default. If Buyer defaults under this Agreement, unless excused by a condition hereof, Seller may retain the earnest money as liquidated damages, it being agreed that it would be impracticable or extremely difficult to assess the amount of damages sustained by Seller. If Seller defaults under this Agreement, unless excused by a condition hereof, Buyer shall, at its option, (i) have the right to obtain the return of its earnest money, or (ii) specifically enforce this Agreement, as its sole remedies.

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9. Miscellaneous. It is further understood and agreed as follows:

9.1 Time. Time is of the essence of this Agreement.

9.2 Notices. Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand delivered in person or sent by mail, registered or certified, return receipt requested, postage prepaid, or by Federal Express or other overnight delivery service providing evidence of receipt of delivery to the addresses as set forth below:

As to Buyer: Himalayan Ventures, L.P.

14643 Dallas Parkway

Suite 550

Dallas, TX 75254

As to Seller: IBG Adriatica Holdings, Inc.

1600 Redbud Blvd.

Suite 400

McKinney, TX 75069

Any notice, demand or request that shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notices, demands or requests are hand delivered in person, or (ii) on the third day after the mailing of such notices, demands or requests in accordance with the preceding portion of this Section.

Either Buyer or Seller shall have the right from time to time to designate by written notice to the other party such other person or persons, and such other place or places, as Buyer or Seller may desire written notices to be delivered or sent in accordance herewith; provided, however, at no time shall either party be required to send more than an original and two (2) copies of any such notice, demand or request required or permitted hereunder.

9.3 Severability. If any provision of this Agreement shall be held to be void or unenforceable for any reason, the remaining terms and provisions hereof shall not be affected thereby.

9.4 Assignability. Buyer may, without the prior written consent of Seller, assign its rights hereunder to any affiliated party. However, Buyer shall not, without the prior written consent of Seller, assign its rights hereunder to any unaffiliated third party.

9.5 Binding Effect. Subject to the provisions of Paragraph 11.4 above, this Agreement shall inure to the benefit of and bind the successors and assigns of the parties hereto.

9.6 Effective Date of Covenants; Survival. All covenants and warranties contained herein shall be true and correct as of this date and on the Closing Date and, except as specifically provided, shall survive the closing of this transaction for a period of one (1) year from the Closing Date, after which time all covenants and warranties shall be merged into the conveyance documents and extinguished.

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9.7 Entire Agreement. This instrument constitutes the entire agreement of the parties. It supersedes any and all other agreements, either oral or in writing, between the parties hereto. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this agreement shall be valid or binding. This Agreement may not be modified or amended by oral agreement, but only by an agreement in writing, signed by the parties hereto.

9.8 Paragraph Headings. Paragraph headings contained in this Agreement are for reference only and shall not affect, in any way, the meaning or interpretation of this Agreement.

9.9 Attorney’s Fees. In the event either party hereto files suit in order to enforce or interpret the terms and provisions of this Agreement, the prevailing party in such litigation shall be entitled to recover from the other its reasonable attorney’s fees and expenses incidental to the litigation.

9.10 Applicable Law. This Agreement shall be governed by and construed under the laws of the State of Texas. VENUE FOR ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE COLLIN COUNTY, TEXAS.

9.11 Condition of the Property. BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY SHALL BE CONVEYED AND TRANSFERRED TO BUYER “AS IS, WHERE IS, AND WITH ALL FAULTS”, AND SELLER DOES NOT WARRANT OR MAKE ANY REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THE MERCHANTABILITY, QUANTITY, QUALITY, CONDITION, SUITABILITY OR FITNESS FOR ANY PURPOSE WHATSOEVER AND SHALL BE UNDER NO OBLIGATION WHATSOEVER TO UNDERTAKE ANY REPAIRS, ALTERATIONS OR OTHER WORK OF ANY KIND WITH RESPECT TO ANY PORTION OF THE PROPERTY. BUYER ALSO ACKNOWLEDGES AND AGREES THAT THE PROVISIONS IN THIS AGREEMENT FOR INSPECTION AND INVESTIGATION OF THE PROPERTY ARE ADEQUATE TO ENABLE BUYER TO MAKE BUYER’S OWN DETERMINATION WITH RESPECT TO THE MERCHANTABILITY, QUANTITY, QUALITY, CONDITION AND SUITABILITY OR FITNESS FOR ANY PURPOSE OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ITS COMPLIANCE WITH APPLICABLE ENVIRONMENTAL LAWS.

(signature page to follow)

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(signature page to Real Estate Acquisition Agreement)

IN WITNESS WHEREOF, the parties thereto have executed this Agreement as of the day and year first above written.

SELLER:

IBG ADRIATICA HOLDINGS, INC.

By:	/s/ Jan Webb
Jan Webb
Executive Vice President and Secretary

BUYER:

HIMALAYAN VENTURES, L.P.

BY:	DENALI SUMMIT, LLC,
Its General Partner

By:	/s/ David R. Brooks
David R. Brooks
President

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EXHIBIT “A”

Legal Description

TRACT 1:

Being Lots 5 through 14, Block A; Lots 1 through 10, Block B; Lots 1 through 3, Block C, Lots 1 through 5, Block D and Lots 1 through 4, Block E of AMENDED PLAT, VILLA DISTRICT ADRIATICA REVISED, an Addition to the City of McKinney, Collin County, Texas, according to the Plat thereof recorded in Volume 2012, Page 90, Map Records, Collin County, Texas.

TRACT 2:

Situated in the City of McKinney, County of Collin, State of Texas, being a part of Lot 6 and Lot 7, Block A, Adriatica Addition, Lot 6 and Lot 7, Block A, an addition to the City of McKinney, Texas, shown by plat of record in County Clerk File No. 20130307010000720 and being the same tract of land conveyed to and being more particularly described by metes and bounds as follows:

Beginning at a found “X” cut in concrete in the West right-of-way line of Adriatica Parkway (a public street) said cut “X” maintaining the Northeast corner of said Lot 7;

THENCE Southerly along said West right-of-way line, with a curve to the left having a radius of 332.00 feet (chord bears South 10 degrees 46 minutes 52 seconds East a distance of 356.95 feet) an arc length of 376.86 feet to a  1⁄2 inch steel rod set for the Northeast corner of a 5.1221 acre tract of land conveyed to Himalayan St. Paul’s Square Holdings, LLC by deed of record in County Clerks File No. 20130108000029720;

THENCE with the North line of said 5.1221 acre tract, and being over and across said Lot 6 & Lot 7 the following calls and distances:

South 46 degrees 41 minutes 56 seconds West, a distance of 77.89 feet to a  1⁄2 inch steel rod set;

South 89 degrees 27 minutes 54 seconds West, a distance of 254.99 feet to a  1⁄2 inch steel rod set;

North 00 degrees 32 minutes 06 seconds West, a distance of 222.88 feet to a  1⁄2 inch steel rod set;

South 89 degrees 27 minutes 54 seconds West, a distance of 254.01 feet to a  1⁄2 inch steel rod set;

THENCE North 00 degrees 32 minutes 06 seconds West, over and across said Lot 7, a distance of 109.88 feet to a “X” cut in concrete in the North line of said Lot 7 for the Northwest corner of the herein described tract;

THENCE along the North line of Lot 7 the following calls and distances:

North 89 degrees 27 minutes 54 seconds East, a distance of 133.04 feet to a found “X” cut in concrete;

With a tangent curve to the left having a radius of 300.00 feet (chord bears North 76 degrees 08 minutes 16 seconds East, a distance of 138.31) an arc length of 139.57 feet to an “X” cut in concrete;

North 62 degrees 48 minutes 36 seconds East, a distance of 36.78 feet to an “X” cut in concrete;

With a tangent curve to the right having a radius of 300.00 feet (chord bears North 73 degrees 33 minutes 28 seconds East, a distance of 111.89 feet) an arc length of 112.55 feet to a found “X” cut in concrete;

North 84 degrees 18 minutes 20 seconds East, a distance of 5.15 feet to a found “X” cut in concrete;

With a tangent curve to the right having a radius of 250.00 feet (chord bears South 85 degrees 20 minutes 44 seconds East, a distance of 89.82) an arc length of 90.31 feet to the Point-of-Beginning and containing 2.95 acres of land.

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REAL ESTATE ACQUISITION AGREEMENT

THIS REAL ESTATE ACQUISITION AGREEMENT the (“Agreement”) is dated the 5th day of December, 2013, by and between IBG ADRIATICA HOLDINGS, INC., hereinafter referred to as “Seller”, and HIMALAYAN VENTURES, L.P., hereinafter collectively referred to as “Buyer”.

WITNESSETH:

For and in consideration of the mutual covenants hereinafter contained, the parties agree as follows:

1. Sale Agreement. Seller hereby agrees to sell, and Buyer hereby agrees to purchase, upon the terms hereinafter stated, the real property described on Exhibit “A” attached hereto (the “Property”).

Seller hereby acknowledges receipt of the sum of $50.00 cash (the “Option Consideration”) from Purchaser, as consideration for execution of this Agreement by Seller. If the purchase and sale of the Property is consummated pursuant to this Agreement, the Option Consideration shall be applied toward the cash portion of the Purchase Price (as hereinafter defined) paid by Purchaser. If this Agreement is terminated pursuant to a default by Seller hereunder, the Option Consideration shall be immediately returned by Seller to Purchaser. If this Agreement is terminated for any reason other than a default by Seller hereunder, Seller shall be entitled to retain the Option Consideration.

2. Purchase Price. Subject to the adjustments and pro-rations hereinafter described, the total purchase price to be paid for the Property shall be FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00).

2.1 Cash Closing. The entirety of the purchase price shall be paid in cash (by wired funds or certified funds satisfactory to Escrow Agent for the purposes of making an immediate funding thereof) at closing.

3. Inspection Period and Contingency. Seller agrees to permit Buyer and its representatives for a period of three (3) days from the date hereof (the “Inspection Period”) to have access to the Property to, at Buyer’s sole expense, perform such geological, soil tests, engineering studies and other tests as Buyer shall require. Upon completion of such inspections and tests, Buyer shall, at its sole expense, cause the Property to be restored to its previous condition, and Buyer shall indemnify and hold Seller and its agents harmless of and from all claims which may be asserted against Seller or its agents and from all damages arising from such entry. During this period, Buyer shall determine to its satisfaction whether the Property is satisfactory for the construction thereon of Buyer’s proposed construction.

In order to assist Buyer in making this determination, Seller agrees to provide to Buyer, within one (1) day from the date of this Agreement, copies of all surveys, engineering reports, development studies, soil reports, and environmental assessments in Seller’s possession, if any,

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which Seller has obtained for the Property; provided, however, such materials shall be provided to Buyer as a convenience only, and Seller makes no representation or warranty as to the accuracy thereof or anything contained therein. Should Buyer discover evidence of Hazardous Materials on the Property which would make the Property unsuitable for Buyer’s proposed construction on the Property, Buyer shall, prior to the expiration of the Inspection Period, deliver to Seller written notice of such discovery. Upon receipt of such written notice, Seller shall, within three (3) days from the date of the Agreement, either (i) remove the Hazardous Materials from the Property to the reasonable satisfaction of Buyer, or (ii) deliver written notice to Buyer that Seller will not remove the Hazardous Materials from the Property. In the event that either (i) Seller’s efforts to remove the Hazardous Materials are not reasonably acceptable to Buyer, or (ii) Seller, in accordance with the preceding sentence, delivers written notice to Buyer that it will not remove the Hazardous Materials from the Property, Buyer shall have the right to terminate this Agreement by, within ten (10) days from the date of this Agreement, delivering to Seller a written notice of termination. Buyer shall have no right to terminate this Agreement under this Paragraph 3 for any reason other than as set forth above. Notwithstanding anything in this Paragraph 3 to the contrary, in the event Buyer fails, for any reason, to send a written notice of termination to Seller prior to the expiration of the Inspection Period, Buyer agrees that it should be conclusively presumed that the Property is suitable for Buyer’s proposed construction, that all conditions to closing set forth in this Paragraph 3 have been satisfied, and Buyer shall have no further right to terminate this Agreement pursuant to the provisions of this Paragraph 3.

4. Title. Seller shall, within three (3) days after the date hereof, or such longer period of time as may be required in the preparation thereof, provide to Buyer a commitment (hereinafter referred to as the “Commitment”) for an Owner’s Title Policy covering the Property in the form promulgated by the State Board of Insurance of the State of Texas. The Commitment covering the Property shall be in the amount of the purchase price and shall be accompanied by copies of all instruments creating any exceptions, including easements, restrictions, reservations, rights of way or other conditions, if any, affecting the Property. Seller shall cause the Escrow Agent to issue an Owner’s Title Policy in the form Promulgated by the State Board of Insurance of the State of Texas and in the amount aforesaid, based upon the Commitment covering the Property to Buyer at closing, which Owner’s Title Policy shall be subject to the standard printed exceptions and the Permitted Exceptions, as that term is hereinafter defined. Seller and Buyer shall each pay for one-half ( 1⁄2) of the cost of said Commitment and Policy, except and excluding any and all costs associated with the deletion of the “survey exception”, which shall be paid for solely by Buyer.

4.1 Title of Record. As used herein, title shall be indefeasible, as that term is defined by the current title standards in use in the State of Texas, free and clear of all liens and encumbrances, except interest in the oil, gas and other minerals lying in and under the Property and the other Permitted Encumbrances.

4.2 Objections to Title of Record. Within three (3) days after receipt of the Commitment, Buyer shall furnish to Seller written notification of any objections to or defects in the Title of Record. Any matter reflected on the Commitment to which Buyer does not give Seller written notice of objection within said three (3) day period shall be deemed a Permitted Exception, as that term is used herein. Seller shall have the right, but not the obligation, to cure Buyer’s objections to defects in the title prior to closing. In the event such defects are not cured by such date, Buyer shall have the option to (i) terminate this Agreement by giving notice to Seller prior to closing, or (ii) waive the defects and close, in which event the matter made the basis of such objection shall constitute a Permitted Exception.

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5. Plat and Survey. Within three (3) days after the date hereof, Buyer shall have ordered and received a current survey of the Property (the “Survey”) which shall have been prepared by and certified by a registered professional engineer or land surveyor, which survey shall be in a form satisfactory to the Escrow Agent such that the survey exception will be removed from the title insurance policy delivered at closing; provided, however, Buyer agrees to pay the additional title insurance premium charged by Escrow Agent in connection therewith should Buyer elect to have the exception removed from the policy. The metes and bounds description for the Property as prepared by the surveyor in connection with the Survey shall be substituted for the description of the Property shown as Exhibit “A” attached hereto, and used in the Special Warranty Deed (the “Deed”) to be delivered at closing. Within three (3) days after receipt of the Survey, Buyer shall furnish to Seller written notice of any objections to the Survey. Any matter reflected on the Survey to which Buyer does not give Seller written notice of objection within said three (3) day period shall be deemed a Permitted Exception. Seller shall have the right, but not the obligation, to cure Buyer’s objections to the Survey prior to closing. In the event such defects are not cured by such date, Buyer shall have the option to (i) terminate this Agreement by giving notice to Seller prior to closing, or (ii) waive its survey objections and close. Buyer shall pay for the total cost of the Survey.

6. Representations and Warranties.

6.1 Seller’s Representations and Warranties. The Seller represents and warrants to the Buyer that this Agreement has been duly executed and delivered by the Seller, and is a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

The foregoing warranties are specifically limited to the actual, current knowledge of the Seller, without inquiry, as of this date, and as such, do not extend to matters unknown to Seller.

6.2 Buyer’s Representations and Warranties. The Buyer represents and warrants to the Seller that this Agreement has been duly executed and delivered by the Buyer, that all corporate formalities necessary for Buyer’s execution, delivery and performance of this Agreement have occurred, and that this Agreement is a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

7. Closing. Buyer and Seller agree that the purchase will be consummated as follows:

7.1 Closing Date. Closing documents will be executed by Buyer and Seller in the offices of the Escrow Agent on December 13, 2013, unless the parties mutually agree to a different place and/or date in writing. The exact time for closing shall be established by agreement between the parties and in the absence thereof shall be held at 10:00 a.m. However, the effective time and date for Closing, and the time and date at which title to the Property shall be transferred from Seller to Buyer shall be midnight on December 31, 2013 (the “Closing Date”).

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7.2 Transfer of Title. Seller agrees to convey title to the Property to Buyer by special warranty deed on the date of closing.

7.3 Payments at Closing. At closing, Buyer shall pay Seller the entirety of the purchase price required under paragraph 2.2.

7.4 Possession. Exclusive possession of the Property shall be given to Buyer on the date of closing.

7.5 Real Property Taxes. All past due property taxes and special assessments for calendar year 2013 and all prior years, if any, shall be paid by Seller. The property taxes on the Property and installments for special assessments for the calendar year 2014 and all subsequent years will be the responsibility of, and paid for by, Buyer.

7.6 Closing Costs. Seller shall pay the following costs: Seller’s attorney’s fees, one-half ( 1⁄2) of the fee charged by the Escrow Agent to close the transaction, and one-half ( 1⁄2) of the title insurance premium (excluding the additional premium for deletion of the “survey exception”, if required by Buyer, which shall be paid for solely by Buyer). Buyer shall pay the following costs: Buyer’s attorney’s fees, any abstracting costs incurred, one-half ( 1⁄2) of the title insurance premium (plus all of the additional premium for deletion of the “survey exception”, if required by Buyer), the survey cost, all costs associated with platting the Property, the costs of all testing done on the Property, the recording cost for the deed, and one-half ( 1⁄2) of the fee charged by the Escrow Agent to close the transaction.

8. Default. If Buyer defaults under this Agreement, unless excused by a condition hereof, Seller may retain the earnest money as liquidated damages, it being agreed that it would be impracticable or extremely difficult to assess the amount of damages sustained by Seller. If Seller defaults under this Agreement, unless excused by a condition hereof, Buyer shall, at its option, (i) have the right to obtain the return of its earnest money, or (ii) specifically enforce this Agreement, as its sole remedies.

9. Miscellaneous. It is further understood and agreed as follows:

9.1 Time. Time is of the essence of this Agreement.

9.2 Notices. Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand delivered in person or sent by mail, registered or certified, return receipt requested, postage prepaid, or by Federal Express or other overnight delivery service providing evidence of receipt of delivery to the addresses as set forth below:

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As to Buyer: Himalayan Ventures, L.P.

14643 Dallas Parkway

Suite 550

Dallas, TX 75254

As to Seller: IBG Adriatica Holdings, Inc.

1600 Redbud Blvd.

Suite 400

McKinney, TX 75069

Any notice, demand or request that shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notices, demands or requests are hand delivered in person, or (ii) on the third day after the mailing of such notices, demands or requests in accordance with the preceding portion of this Section.

Either Buyer or Seller shall have the right from time to time to designate by written notice to the other party such other person or persons, and such other place or places, as Buyer or Seller may desire written notices to be delivered or sent in accordance herewith; provided, however, at no time shall either party be required to send more than an original and two (2) copies of any such notice, demand or request required or permitted hereunder.

9.3 Severability. If any provision of this Agreement shall be held to be void or unenforceable for any reason, the remaining terms and provisions hereof shall not be affected thereby.

9.4 Assignability. Buyer may, without the prior written consent of Seller, assign its rights hereunder to any affiliated party. However, Buyer shall not, without the prior written consent of Seller, assign its rights hereunder to any unaffiliated third party.

9.5 Binding Effect. Subject to the provisions of Paragraph 11.4 above, this Agreement shall inure to the benefit of and bind the successors and assigns of the parties hereto.

9.6 Effective Date of Covenants; Survival. All covenants and warranties contained herein shall be true and correct as of this date and on the Closing Date and, except as specifically provided, shall survive the closing of this transaction for a period of one (1) year from the Closing Date, after which time all covenants and warranties shall be merged into the conveyance documents and extinguished.

9.7 Entire Agreement. This instrument constitutes the entire agreement of the parties. It supersedes any and all other agreements, either oral or in writing, between the parties hereto. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this agreement shall be valid or binding. This Agreement may not be modified or amended by oral agreement, but only by an agreement in writing, signed by the parties hereto.

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9.8 Paragraph Headings. Paragraph headings contained in this Agreement are for reference only and shall not affect, in any way, the meaning or interpretation of this Agreement.

9.9 Attorney’s Fees. In the event either party hereto files suit in order to enforce or interpret the terms and provisions of this Agreement, the prevailing party in such litigation shall be entitled to recover from the other its reasonable attorney’s fees and expenses incidental to the litigation.

9.10 Applicable Law. This Agreement shall be governed by and construed under the laws of the State of Texas. VENUE FOR ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE COLLIN COUNTY, TEXAS.

9.11 Condition of the Property. BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY SHALL BE CONVEYED AND TRANSFERRED TO BUYER “AS IS, WHERE IS, AND WITH ALL FAULTS”, AND SELLER DOES NOT WARRANT OR MAKE ANY REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THE MERCHANTABILITY, QUANTITY, QUALITY, CONDITION, SUITABILITY OR FITNESS FOR ANY PURPOSE WHATSOEVER AND SHALL BE UNDER NO OBLIGATION WHATSOEVER TO UNDERTAKE ANY REPAIRS, ALTERATIONS OR OTHER WORK OF ANY KIND WITH RESPECT TO ANY PORTION OF THE PROPERTY. BUYER ALSO ACKNOWLEDGES AND AGREES THAT THE PROVISIONS IN THIS AGREEMENT FOR INSPECTION AND INVESTIGATION OF THE PROPERTY ARE ADEQUATE TO ENABLE BUYER TO MAKE BUYER’S OWN DETERMINATION WITH RESPECT TO THE MERCHANTABILITY, QUANTITY, QUALITY, CONDITION AND SUITABILITY OR FITNESS FOR ANY PURPOSE OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ITS COMPLIANCE WITH APPLICABLE ENVIRONMENTAL LAWS.

(signature page to follow)

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(signature page to Real Estate Acquisition Agreement)

IN WITNESS WHEREOF, the parties thereto have executed this Agreement as of the day and year first above written.

SELLER:

IBG ADRIATICA HOLDINGS, INC.

By:	/s/ Jan Webb
Jan Webb
Executive Vice President and Secretary

BUYER:

HIMALAYAN VENTURES, L.P.

BY:	DENALI SUMMIT, LLC,
Its General Partner

By:	/s/ David R. Brooks
David R. Brooks
President

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EXHIBIT “A”

Legal Description

REAL ESTATE ACQUISITION AGREEMENT - Page 8

REAL ESTATE ACQUISITION AGREEMENT

THIS REAL ESTATE ACQUISITION AGREEMENT the (“Agreement”) is dated the 5th day of December, 2013, by and between IBG ADRIATICA HOLDINGS, INC., hereinafter referred to as “Seller”, and HIMALAYAN VENTURES, L.P., hereinafter collectively referred to as “Buyer”.

WITNESSETH:

For and in consideration of the mutual covenants hereinafter contained, the parties agree as follows:

1. Sale Agreement. Seller hereby agrees to sell, and Buyer hereby agrees to purchase, upon the terms hereinafter stated, the real property commonly known as the Retail Center and more fully described on Exhibit “A” attached hereto (the “Property”).

Seller hereby acknowledges receipt of the sum of $50.00 cash (the “Option Consideration”) from Purchaser, as consideration for execution of this Agreement by Seller. If the purchase and sale of the Property is consummated pursuant to this Agreement, the Option Consideration shall be applied toward the cash portion of the Purchase Price (as hereinafter defined) paid by Purchaser. If this Agreement is terminated pursuant to a default by Seller hereunder, the Option Consideration shall be immediately returned by Seller to Purchaser. If this Agreement is terminated for any reason other than a default by Seller hereunder, Seller shall be entitled to retain the Option Consideration.

2. Purchase Price. Subject to the adjustments and pro-rations hereinafter described, the total purchase price to be paid for the Property shall be THREE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($3,200,000.00).

2.1 Cash Closing. The entirety of the purchase price shall be paid in cash (by wired funds or certified funds satisfactory to Escrow Agent for the purposes of making an immediate funding thereof) at closing.

3. Inspection Period and Contingency. Seller agrees to permit Buyer and its representatives for a period of three (3) days from the date hereof (the “Inspection Period”) to have access to the Property to, at Buyer’s sole expense, perform such geological, soil tests, engineering studies and other tests as Buyer shall require. Upon completion of such inspections and tests, Buyer shall, at its sole expense, cause the Property to be restored to its previous condition, and Buyer shall indemnify and hold Seller and its agents harmless of and from all claims which may be asserted against Seller or its agents and from all damages arising from such entry. During this period, Buyer shall determine to its satisfaction whether the Property is satisfactory for the construction thereon of Buyer’s proposed construction.

In order to assist Buyer in making this determination, Seller agrees to provide to Buyer, within one (1) day from the date of this Agreement, copies of all surveys, engineering reports, development studies, soil reports, and environmental assessments in Seller’s possession, if any,

REAL ESTATE ACQUISITION AGREEMENT - Page 1

which Seller has obtained for the Property; provided, however, such materials shall be provided to Buyer as a convenience only, and Seller makes no representation or warranty as to the accuracy thereof or anything contained therein. Should Buyer discover evidence of Hazardous Materials on the Property which would make the Property unsuitable for Buyer’s proposed construction on the Property, Buyer shall, prior to the expiration of the Inspection Period, deliver to Seller written notice of such discovery. Upon receipt of such written notice, Seller shall, within three (3) days from the date of the Agreement, either (i) remove the Hazardous Materials from the Property to the reasonable satisfaction of Buyer, or (ii) deliver written notice to Buyer that Seller will not remove the Hazardous Materials from the Property. In the event that either (i) Seller’s efforts to remove the Hazardous Materials are not reasonably acceptable to Buyer, or (ii) Seller, in accordance with the preceding sentence, delivers written notice to Buyer that it will not remove the Hazardous Materials from the Property, Buyer shall have the right to terminate this Agreement by, within ten (10) days from the date of this Agreement, delivering to Seller a written notice of termination. Buyer shall have no right to terminate this Agreement under this Paragraph 3 for any reason other than as set forth above. Notwithstanding anything in this Paragraph 3 to the contrary, in the event Buyer fails, for any reason, to send a written notice of termination to Seller prior to the expiration of the Inspection Period, Buyer agrees that it should be conclusively presumed that the Property is suitable for Buyer’s proposed construction, that all conditions to closing set forth in this Paragraph 3 have been satisfied, and Buyer shall have no further right to terminate this Agreement pursuant to the provisions of this Paragraph 3.

4. Title. Seller shall, within three (3) days after the date hereof, or such longer period of time as may be required in the preparation thereof, provide to Buyer a commitment (hereinafter referred to as the “Commitment”) for an Owner’s Title Policy covering the Property in the form promulgated by the State Board of Insurance of the State of Texas. The Commitment covering the Property shall be in the amount of the purchase price and shall be accompanied by copies of all instruments creating any exceptions, including easements, restrictions, reservations, rights of way or other conditions, if any, affecting the Property. Seller shall cause the Escrow Agent to issue an Owner’s Title Policy in the form Promulgated by the State Board of Insurance of the State of Texas and in the amount aforesaid, based upon the Commitment covering the Property to Buyer at closing, which Owner’s Title Policy shall be subject to the standard printed exceptions and the Permitted Exceptions, as that term is hereinafter defined. Seller and Buyer shall each pay for one-half ( 1⁄2) of the cost of said Commitment and Policy, except and excluding any and all costs associated with the deletion of the “survey exception”, which shall be paid for solely by Buyer.

4.1 Title of Record. As used herein, title shall be indefeasible, as that term is defined by the current title standards in use in the State of Texas, free and clear of all liens and encumbrances, except interest in the oil, gas and other minerals lying in and under the Property and the other Permitted Encumbrances.

4.2 Objections to Title of Record. Within three (3) days after receipt of the Commitment, Buyer shall furnish to Seller written notification of any objections to or defects in the Title of Record. Any matter reflected on the Commitment to which Buyer does not give Seller written notice of objection within said three (3) day period shall be deemed a Permitted Exception, as that term is used herein. Seller shall have the right, but not the obligation, to cure Buyer’s objections to defects in the title prior to closing. In the event such defects are not cured by such date, Buyer shall have the option to (i) terminate this Agreement by giving notice to Seller prior to closing, or (ii) waive the defects and close, in which event the matter made the basis of such objection shall constitute a Permitted Exception.

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5. Plat and Survey. Within three (3) days after the date hereof, Buyer shall have ordered and received a current survey of the Property (the “Survey”) which shall have been prepared by and certified by a registered professional engineer or land surveyor, which survey shall be in a form satisfactory to the Escrow Agent such that the survey exception will be removed from the title insurance policy delivered at closing; provided, however, Buyer agrees to pay the additional title insurance premium charged by Escrow Agent in connection therewith should Buyer elect to have the exception removed from the policy. The metes and bounds description for the Property as prepared by the surveyor in connection with the Survey shall be substituted for the description of the Property shown as Exhibit “A” attached hereto, and used in the Special Warranty Deed (the “Deed”) to be delivered at closing. Within three (3) days after receipt of the Survey, Buyer shall furnish to Seller written notice of any objections to the Survey. Any matter reflected on the Survey to which Buyer does not give Seller written notice of objection within said three (3) day period shall be deemed a Permitted Exception. Seller shall have the right, but not the obligation, to cure Buyer’s objections to the Survey prior to closing. In the event such defects are not cured by such date, Buyer shall have the option to (i) terminate this Agreement by giving notice to Seller prior to closing, or (ii) waive its survey objections and close. Buyer shall pay for the total cost of the Survey.

6. Representations and Warranties.

6.1 Seller’s Representations and Warranties. The Seller represents and warrants to the Buyer that this Agreement has been duly executed and delivered by the Seller, and is a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

The foregoing warranties are specifically limited to the actual, current knowledge of the Seller, without inquiry, as of this date, and as such, do not extend to matters unknown to Seller.

6.2 Buyer’s Representations and Warranties. The Buyer represents and warrants to the Seller that this Agreement has been duly executed and delivered by the Buyer, that all corporate formalities necessary for Buyer’s execution, delivery and performance of this Agreement have occurred, and that this Agreement is a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

7. Closing. Buyer and Seller agree that the purchase will be consummated as follows:

7.1 Closing Date. Closing documents will be executed by Buyer and Seller in the offices of the Escrow Agent on December 13, 2013, unless the parties mutually agree to a different place and/or date in writing. The exact time for closing shall be established by agreement between the parties and in the absence thereof shall be held at 10:00 a.m. However, the effective time and date for Closing, and the time and date at which title to the Property shall be transferred from Seller to Buyer shall be midnight on December 31, 2013 (the “Closing Date”).

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7.2 Transfer of Title. Seller agrees to convey title to the Property to Buyer by special warranty deed on the Closing Date.

7.3 Payments at Closing. At closing, Buyer shall pay Seller the entirety of the purchase price required under paragraph 2.2.

7.4 Possession. Exclusive possession of the Property shall be given to Buyer on the Closing Date.

7.5 Real Property Taxes. All past due property taxes and special assessments for calendar year 2013 and all prior years, if any, shall be paid by Seller. The property taxes on the Property and installments for special assessments for the calendar year 2014 and all subsequent years will be the responsibility of, and paid for by, Buyer.

7.6 Closing Costs. Seller shall pay the following costs: Seller’s attorney’s fees, one-half ( 1⁄2) of the fee charged by the Escrow Agent to close the transaction, and one-half ( 1⁄2) of the title insurance premium (excluding the additional premium for deletion of the “survey exception”, if required by Buyer, which shall be paid for solely by Buyer). Buyer shall pay the following costs: Buyer’s attorney’s fees, any abstracting costs incurred, one-half ( 1⁄2) of the title insurance premium (plus all of the additional premium for deletion of the “survey exception”, if required by Buyer), the survey cost, all costs associated with platting the Property, the costs of all testing done on the Property, the recording cost for the deed, and one-half ( 1⁄2) of the fee charged by the Escrow Agent to close the transaction.

8. Default. If Buyer defaults under this Agreement, unless excused by a condition hereof, Seller may retain the earnest money as liquidated damages, it being agreed that it would be impracticable or extremely difficult to assess the amount of damages sustained by Seller. If Seller defaults under this Agreement, unless excused by a condition hereof, Buyer shall, at its option, (i) have the right to obtain the return of its earnest money, or (ii) specifically enforce this Agreement, as its sole remedies.

9. Miscellaneous. It is further understood and agreed as follows:

9.1 Time. Time is of the essence of this Agreement.

9.2 Notices. Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand delivered in person or sent by mail, registered or certified, return receipt requested, postage prepaid, or by Federal Express or other overnight delivery service providing evidence of receipt of delivery to the addresses as set forth below:

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As to Buyer: Himalayan Ventures, L.P.

14643 Dallas Parkway

Suite 550

Dallas, TX 75254

As to Seller: IBG Adriatica Holdings, Inc.

1600 Redbud Blvd.

Suite 400

McKinney, TX 75069

Any notice, demand or request that shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notices, demands or requests are hand delivered in person, or (ii) on the third day after the mailing of such notices, demands or requests in accordance with the preceding portion of this Section.

Either Buyer or Seller shall have the right from time to time to designate by written notice to the other party such other person or persons, and such other place or places, as Buyer or Seller may desire written notices to be delivered or sent in accordance herewith; provided, however, at no time shall either party be required to send more than an original and two (2) copies of any such notice, demand or request required or permitted hereunder.

9.3 Severability. If any provision of this Agreement shall be held to be void or unenforceable for any reason, the remaining terms and provisions hereof shall not be affected thereby.

9.4 Assignability. Buyer may, without the prior written consent of Seller, assign its rights hereunder to any affiliated party. However, Buyer shall not, without the prior written consent of Seller, assign its rights hereunder to any unaffiliated third party.

9.5 Binding Effect. Subject to the provisions of Paragraph 11.4 above, this Agreement shall inure to the benefit of and bind the successors and assigns of the parties hereto.

9.6 Effective Date of Covenants; Survival. All covenants and warranties contained herein shall be true and correct as of this date and on the Closing Date and, except as specifically provided, shall survive the closing of this transaction for a period of one (1) year from the Closing Date, after which time all covenants and warranties shall be merged into the conveyance documents and extinguished.

9.7 Entire Agreement. This instrument constitutes the entire agreement of the parties. It supersedes any and all other agreements, either oral or in writing, between the parties hereto. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this agreement shall be valid or binding. This Agreement may not be modified or amended by oral agreement, but only by an agreement in writing, signed by the parties hereto.

REAL ESTATE ACQUISITION AGREEMENT - Page 5

9.8 Paragraph Headings. Paragraph headings contained in this Agreement are for reference only and shall not affect, in any way, the meaning or interpretation of this Agreement.

9.9 Attorney’s Fees. In the event either party hereto files suit in order to enforce or interpret the terms and provisions of this Agreement, the prevailing party in such litigation shall be entitled to recover from the other its reasonable attorney’s fees and expenses incidental to the litigation.

9.10 Applicable Law. This Agreement shall be governed by and construed under the laws of the State of Texas. VENUE FOR ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE COLLIN COUNTY, TEXAS.

9.11 Condition of the Property. BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY SHALL BE CONVEYED AND TRANSFERRED TO BUYER “AS IS, WHERE IS, AND WITH ALL FAULTS”, AND SELLER DOES NOT WARRANT OR MAKE ANY REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THE MERCHANTABILITY, QUANTITY, QUALITY, CONDITION, SUITABILITY OR FITNESS FOR ANY PURPOSE WHATSOEVER AND SHALL BE UNDER NO OBLIGATION WHATSOEVER TO UNDERTAKE ANY REPAIRS, ALTERATIONS OR OTHER WORK OF ANY KIND WITH RESPECT TO ANY PORTION OF THE PROPERTY. BUYER ALSO ACKNOWLEDGES AND AGREES THAT THE PROVISIONS IN THIS AGREEMENT FOR INSPECTION AND INVESTIGATION OF THE PROPERTY ARE ADEQUATE TO ENABLE BUYER TO MAKE BUYER’S OWN DETERMINATION WITH RESPECT TO THE MERCHANTABILITY, QUANTITY, QUALITY, CONDITION AND SUITABILITY OR FITNESS FOR ANY PURPOSE OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ITS COMPLIANCE WITH APPLICABLE ENVIRONMENTAL LAWS.

(signature page to follow)

REAL ESTATE ACQUISITION AGREEMENT - Page 6

(signature page to Real Estate Acquisition Agreement)

IN WITNESS WHEREOF, the parties thereto have executed this Agreement as of the day and year first above written.

SELLER:

IBG ADRIATICA HOLDINGS, INC.

By:	/s/ Jan Webb
Jan Webb
Executive Vice President and Secretary

BUYER:

HIMALAYAN VENTURES, L.P.

BY:	DENALI SUMMIT, LLC

By:	/s/ David R. Brooks
David R. Brooks
President

REAL ESTATE ACQUISITION AGREEMENT - Page 7

EXHIBIT “A”

Legal Description

Lot 4R, Block A of ADRIATICA, BLOCK A, LOT 4R, an Addition to the City of McKinney, Collin County, Texas, according to the Plat thereof recorded in Volume 2006, Page 543, Plat Records, Collin County, Texas.

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